Net finance costs (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Finance income
Interest on advances to third parties and interest income	$ (13,694)	$ (2,859)
Finance cost
Interest on loans and borrowings (excluding lease liabilities)	26,186	16,380
Change in fair value of share repurchase liability	(5,710)	0
Interest expense on lease liabilities	573	382
Other interest expense	1,792	117
Finance cost	22,841	16,879
Net finance cost	$ 9,147	$ 14,020